================================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

--------------------------------------------------------------------------------

                         ENVIRONMENTAL POWER CORPORATION
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The Annual Meeting of Stockholders of Environmental Power Corporation, a Delaware corporation (the "Company" or "EPC"), will be held on Thursday, July 25, 2002 at 10:00 a.m. E.D.T., at the Le Meridien Hotel, 250 Franklin Street, Boston, Massachusetts, for the following purposes:

1. To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified. The nominees the Board proposes to present for election are Joseph E. Cresci, Donald A. Livingston, Peter J. Blampied, Robert I. Weisberg, Thomas M. Matthews, Herman Brubaker, Jessie J. Knight, Jr. and August Schumacher, Jr.;

2. To approve a proposal to adopt the Environmental Power Corporation 2002 Director Option Plan;

3. To consider and act upon a proposal to ratify the selection of the firm of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 31, 2002; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of the Company's outstanding Common Stock of record on the books of the Company at the close of business on June 1, 2002 will be entitled to notice of and to vote at the meeting. In accordance with Delaware corporate law, the Company will make available for examination by any stockholder entitled to vote at the meeting, for any purpose germane to the meeting, during ordinary business hours, for at least 10 days prior to the meeting, at the offices of the Company, a complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order. All stockholders are cordially invited to attend the meeting.

Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the meeting and vote your shares in person.

                                         By Order of the Board of Directors,
Portsmouth, New Hampshire                Joseph E. Cresci
June 25, 2002                            Secretary





IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IN THE UNITED STATES.

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


                                 PROXY STATEMENT

                                  June 25, 2002

Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Environmental Power Corporation, a Delaware corporation (the "Company" or "EPC"), for use at the Annual Meeting of Stockholders to be held on Thursday, July 25, 2002 at 10:00 a.m. E.D.T. Le Meridien, 250 Franklin Street, Boston, Massachusetts, and any adjournments thereof (the "Meeting").

Any stockholder may revoke their proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting. The persons named as attorneys-in-fact in the proxies are officers of the Company.

Only stockholders of the Company's Common Stock of record as of the close of business on the record date of June 1, 2002 will be entitled to notice of and to vote at the Meeting and any adjournments thereof.

As of June 1, 2002 there were 19,913,879 shares of Common Stock of the Company outstanding, which is the only class or series of outstanding voting securities. Each share of common stock is entitled to one vote; therefore the maximum number of votes which may be cast on each proposal is 19,913,879. The presence of a majority of the voting power of the outstanding shares of Common Stock represented in person or by proxy at the meeting will constitute a quorum. All matters to be voted on will be decided by the vote of a majority of the voting power of the shares of Common Stock, present or represented at the Meeting and entitled to vote.

All properly executed proxies returned in time to be cast at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated under "Election of Directors" below. Where a choice has been specified on the proxy with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR each proposal if no specification is indicated. If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares covered by such proxy shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to each nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting with respect to any matter, then the shares held by such stockholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a non-vote proxy, indicating a lack of authority to vote on any matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Meeting for purposes of calculating the vote with respect to such matter.

The Board of Directors of the Company knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

This proxy statement and the form of proxy were first mailed to stockholders on or about the date hereof.

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth as of June 1, 2002 the name of each person who, to EPC's knowledge, owned beneficially more than 5% of the shares of Common Stock of EPC outstanding at such date, the number of shares owned by each of such persons and the percentage of the class represented thereby.


    Name and Address of Beneficial              Amount and Nature of
    ------------------------------              --------------------
                Owner                         Beneficial Ownership /(1)/           Percentage of Class
                -----                         --------------------------           -------------------
Joseph E. Cresci                                     4,732,848 /(2)/                     23.8%
c/o Environmental Power Corporation
One Cate Street, 4/th/ Floor
Portsmouth, NH 03801

George A. Kast                                       2,823,188                           14.2%
c/o Global Water Technologies
1767 Denver West Boulevard
Suite C-500
Golden, CO 80401

Benjamin J. Brant                                    2,415,292 /(3)/                     12.1%
7553 S. Gartner Road
Evergreen, CO 80439

Donald A. Livingston                                 2,461,739                           12.4%
c/o Environmental Power Corporation
One Cate Street, 4/th/ Floor
Portsmouth, NH 03801

Daniel J. Eastman                                    1,120,882 /(4)/                      5.5%
c/o Microgy Cogeneration Systems
166 North Green Bay Road
Suite C
Thiensville, WI 53092

James F. Powers, as Trustee                          1,000,000                              5%
c/o Vitale Caturano and Company
210 Commercial Street
Boston, MA 02109

(1) Information with respect to beneficial ownership is based upon information furnished by such stockholders. Except as indicated in notes 2 and 4, all shares are held beneficially and of record.

(2) Includes 3,665,618 shares held in a revocable trust for the benefit of members of Mr. Cresci's family, of which Mr. Cresci is the trustee, and 59,730 shares held in trust for the benefit of Mr. Cresci and his children, as to which Mr. Cresci has shared voting and investment power; but does not include 20,000 shares owned by Mr. Cresci's wife, as to which shares Mr. Cresci has neither voting nor investment power and as to which shares he disclaims beneficial ownership. Also includes 1,000,000 shares which

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


     Mr. Cresci deposited into a voting trust on November 20, 1996 and in which James F. Powers has beneficial ownership in his capacity as trustee with sole voting power. Mr. Cresci also has beneficial ownership in such shares which are evidenced by voting trust certificates held by The Cresci Family Limited Partnership of which Mr. Cresci is the sole general partner with sole dispositive power.

(3) Includes 1,660,426 shares that are subject to a 12 month transferable option granted on May 2, 2002 to the Company to purchase such shares at $0.35 per share. The Company is required to purchase at least 222,597 of these shares by specified times. To the extent the option expires unexercised, the Company will be granted a 12 month right of first refusal on the sale of the underlying shares.

(4) Includes 389,872 shares which Mr. Eastman has the right to acquire pursuant to stock warrants which are currently exercisable.

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


                      PROPOSAL ONE ~ ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year and until their successors have been elected and qualified. Joseph
E. Cresci, Donald A. Livingston, Peter J. Blampied, Robert I. Weisberg, Thomas
M. Matthews, Herman Brubaker, Jessie J. Knight, Jr. and August Schumacher, Jr. have been nominated by management for election at the Meeting. All nominees, except Messrs. Brubaker, Knight and Schumacher, are presently directors of the Company, having been elected at the Annual Meeting of Stockholders held on November 1, 2001. Edward B. Koehler, George A. Kast and Benjamin J. Brant, who are currently directors, are not standing for reelection. The Company's by-laws presently state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is eight. This number may be changed by resolution of the Board of Directors.

No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by striking that individual director's name where indicated on the proxy) or for all directors will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of all the nominees named below. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

On July 23, 2001, the Company acquired approximately 87.7% of the outstanding common stock of Microgy Cogeneration Systems Inc. ("Microgy") in exchange for securities of the Company pursuant to a Share Exchange Agreement (the "Exchange Agreement") dated June 20, 2001 among the Company, Microgy and the Principal Microgy Shareholders, as defined therein. Subsequently, the Company acquired the remaining Microgy securities in exchange for securities of the Company.

Pursuant to the Exchange Agreement, the Board of Directors of the Company was enlarged from five to eight members and the three resulting vacancies were filled by designees of the Principal Microgy Shareholders (including replacements or substitutes similarly designated, the "Microgy Designees"). The Microgy Designees currently serving on the board are George A. Kast, Benjamin J. Brant and Thomas M. Matthews, the Microgy Designees nominated for election at the Meeting are Messrs. Brubaker, Knight, and Schumacher.

In connection with the Exchange Agreement, the Company, the Principal Microgy Shareholders, Joseph E. Cresci and Donald A. Livingston entered into a Stockholders' Agreement as of the Closing Date (the "Stockholders' Agreement"). Messrs Cresci and Livingston (the "Majority Stockholders") are Directors, officers and principal stockholders of the Company. The Stockholders Agreement, which terminates on June 30, 2003, provides among other things, that the parties will take all lawful action, including voting the shares they own or control, to cause the proportion of Microgy Designees to the existing five Directors (including and replacement or substitute designated by the Majority Stockholders, the "Incumbent Directors") to remain at approximately 3:5 and for the election of the Microgy Designees and the Incumbent Directors. The Company believes that the parties to the Stockholders' Agreement vote or control outstanding shares with approximately 13,066,595 (or 65.6%) of the votes which may be cast at the Meeting.

The Board of Directors of the Company held seven meetings during the fiscal year ended December 31, 2001. The Compensation Committee, which consisted of Messrs. Blampied, Koehler and Weisberg, determines the compensation of the Company's Chief Executive Officer and Chief Operating Officer and

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


met once in 2001. The Audit Committee, which consisted of Messrs. Blampied, Koehler and Weisberg, oversees the accounting and financial functions of the Company, including matters relating to the appointment and activities of the Company's independent auditors, and met twice in 2001. The Executive Committee, which consists of Messrs. Cresci and Livingston, can act in place of the full Board of Directors to the extent permitted by law and did not meet in 2001. Each member of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and any Committee on which he served.

The following table sets forth as of June 1, 2002 the number and percentage of outstanding shares of Common Stock beneficially owned by our Named Executives, Directors, nominees for Director, and Directors and Officers as a group. Mr. Linehan, a Named Executive, who served as acting Chief Financial Officer until May 2002, Messrs. Koehler and Matthews, both Directors, and Messrs. Brubaker, Knight and Schumacher, who are nominees for Director, do not beneficially own Common Stock.

   Nominee's Name and Date             Positions and Offices             Amount and Nature of         Percentage of
   -----------------------             ---------------------              -------------------         -------------
            First                            with EPC                    Beneficial Ownership             Class
            -----                            --------                    --------------------             -----
      Became a Director                                                         /(1)/
      -----------------                                                         -----
Joseph E. Cresci                     Chairman, Chief Executive              4,732,848 /(2)/               23.8%
1982                              Officer, Secretary, and Director

George A. Kast                                Director                      2,823,188                     14.2%
2001

Benjamin J. Brant                             Director                      2,415,292 /(3)/               12.1%
2001

Donald A. Livingston                 President, Chief Operating             2,461,739                     12.4%
1982                                    Officer and Director

Robert I. Weisberg                            Director                        620,000 /(4)/                3.0%
1994

Peter J. Blampied                             Director                        150,300 /(5)/                0.8%
1988

All Directors and Officers as a group (9 persons)                          13,553,641 /(6)/               66.0%

(1) Except as otherwise indicated, the named person has sole voting and investment power with respect to the shares. Except as indicated in notes 2, 4, and 5 and 6 all shares are held beneficially and of record.

(2) Includes 3,665,618 shares held in a revocable trust for the benefit of members of Mr. Cresci's family, of which Mr. Cresci is the trustee, and 1,000,000 shares held by the voting trust described above and 59,730 shares held in trust for the benefit of Mr. Cresci and his children; but does not include 20,000 shares owned by Mr. Cresci's wife as to which shares he disclaims beneficial ownership. Mr. Cresci has shared voting and investment power with respect to the 59,730 shares held in trust for the benefit of himself and his children but no voting power with respect to the shares held in the voting trust.

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


(3) Includes 1,660,426 shares that are subject to a 12 month transferable option granted on May 2, 2002 to the Company to purchase such shares at $0.35 per share. The Company is required to purchase at least 222,597 of these shares by specified times. To the extent the option expires unexercised, the Company will be granted a 12 month right of first refusal on the sale of the underlying shares.

(4) Includes 490,000 shares which Mr. Weisberg has the right to acquire pursuant to stock options and 50,000 shares which Alco Financial Services, LLC has the right to acquire pursuant to warrants which are all currently exercisable.

(5) Includes 50,000 shares which Mr. Blampied has the right to acquire pursuant to stock options which are all currently exercisable.

(6) Includes 530,000 shares which Messrs. Blampied and Weisberg have the right to acquire pursuant to stock options and 50,000 shares which Alco Financial Services, LLC has the right to acquire pursuant to warrants which are all currently exercisable.

Occupations of Directors

The following table sets forth the age and principal occupation of each of the nominees for director during the past five years. Messrs. Koehler, Kast and Brant are not standing for reelection. Messrs. Brubaker, Knight and Schumacher are the only nominees not currently serving as directors. Except for Mr. Blampied, who is a director for Access Capital Strategies, 124 Mount Auburn Street, Cambridge, MA 02138 and a trustee for Northeast Investors Trust, 50 Congress Street, Boston, MA 02109, Mr. Weisberg who is a trustee for Monterey Mutual Fund, 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401, Mr. Thomas M. Matthews, who is a director of Global Water Technologies, 1767 Denver West Boulevard, Golden, CO 80401 and Mr. Knight who is a director of DBS Industries Inc., 100 Shoreline Hwy, Suite 190A, Mill Valley, CA 94941 and Avista Corporation, PO Box 3727, Spokane, WA 99220, none of the other nominees for director holds any other directorships in any company subject to the reporting requirements of the Securities Exchange Act of 1934 or in any company registered as an investment company under the Investment Company Act of 1940.

Name                    Age                  Principal Occupation
Joseph E. Cresci        60      Chairman and Chief Executive Officer of EPC
                                (1982 - present)

Donald A. Livingston    59      President and Chief Operating Officer of
                                EPC (1991 - present); President of Microgy
                                (July 2001 - present)

Peter J. Blampied       59      Trustee, Northeast Investors Trust (2000 to
                                present); President, Corcoran Management
                                Company (1998-present); Director, A.W.
                                Perry, Inc. (1998 - present); Director,
                                Access Capital Strategies (1997 - present);
                                Director, Nellie Mae (1982 - present);
                                Director, Citizens Bank of Massachusetts
                                (1996 - 1999); Director, Citizens Financial
                                Group, Inc. (1994- 1996)

Robert I. Weisberg      55      President and Chief Executive Officer, Alco
                                Financial Services, LLC (1997 - present);
                                Trustee, Monterey Mutual Fund (1998 -
                                present); President and Chief Executive
                                Officer, Pro-Care Financial Group, Inc.
                                (1994 - 1997)

                         ENVIRONMENTAL POWER CORPORATION
                                 One Cate Street
                         Portsmouth, New Hampshire 03801

Name                         Age               Principal Occupation
Thomas M. Matthews           59      Chairman and Director, EOTT Energy Corp
                                     (2002 - present); Director, Global Water
                                     Technologies, Inc. (1999 - present);
                                     Chairman and Chief Executive Officer,
                                     Avista Corporation (1998 - 2001);
                                     President, Dynegy Corporation (1996 -
                                     1998); Vice President, Texaco, Inc. (1989 -
                                     1996)

August Schumacher, Jr.       62      Managing Director, Washington D.C.
                                     Operations, SJH and Co, (2001 - present);
                                     Consultant, W.K.K. Kellogg Foundation (2001
                                     - present); Under Secretary of Farm and
                                     Foreign Agricultural Service, U.S. Dept of
                                     Agriculture (1997 - 2001); Administrator,
                                     Foreign Agricultural Service, U.S. Dept. of
                                     Agriculture (1994 - 1997); Senior
                                     Agricultural Project Manager, World Bank
                                     (1990 - 1994); Commissioner of Food and
                                     Agriculture, Commonwealth of Massachusetts
                                     (1984 - 1990)

Jessie J. Knight, Jr.        51      President and Chief Executive Officer, San
                                     Diego Regional Chamber of Commerce (1998 -
                                     Present); Executive Vice President,
                                     Navillus Associates, LLC (1998 - Present);
                                     Managing Commissioner, Electric, Gas and
                                     Telecommunications, California Public
                                     Utilities Commission (1993 - 1998)

Herman Brubaker              71      Lifetime dairy farmer; Chairman of the
                                     Board, Dairy Farmers of America ( 1998 -
                                     Present ); Member, Board of Directors,
                                     National Milk Producers Federation (1977 -
                                     Present); Chairman of the Board, United
                                     Dairy Industry Association (1980 -
                                     Present); Chairman of the Board, Dairy
                                     Management, Inc. (1992 - Present)

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

Compensation of Executive Officers

Summary Compensation Table: The following table sets forth certain information with respect to the annual and long-term compensation of our Chief Executive Officer, Chief Operating Officer and each other executive officer earning in excess of $100,000 in salary and bonus in 2001 for the three fiscal years ended December 31, 2001. Such persons are referred to as the Named Executives.

                                           Annual Compensation       Long-Term Compensation
                                           -------------------       ----------------------
            Name                                                     Restricted
            ----                                                     ----------
    Principal Position            Year     Salary         Bonus     Stock Awards       Options
    ------------------            ----     ------         -----     ------------       -------
Joseph E. Cresci                  2001    $285,417         --           --                --
Chairman, Chief Executive         2000    $150,000      $350,000        --                --
Officer and Secretary             1999    $150,000         --           --                --



Donald A. Livingston              2001    $285,417         --           --                --
President and Chief Operating     2000    $150,000      $350,000        --                --
Officer                           1999    $150,000         --           --                --



William D. Linehan                2001    $107,609         --           --                --
Former Acting Chief Financial     2000    $ 91,708      $ 10,000        --                --
Officer and Former Acting         1999    $ 71,500         --           --                --
Treasurer



Stock Options: We granted no options during 2001 to the Named Executives. As of December 31, 2001, there were no unexercised options held by the Named Executives.

Defined Benefit Pension Plan: In December 1998, we established a noncontributory defined benefit pension plan covering all eligible employees of EPC. The pension plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. Employees aged 21 or older who have completed twelve months of service during which they worked a minimum of 1,000 hours are eligible to participate. Employees earn a year of service for vesting purposes in each employment year in which they complete at least 1,000 hours of employment. Employees become vested in the pension plan over a 6 year period. Vesting is 20% after 2 years and 20% per year thereafter, to 100% after 6 years. Benefits are based upon the participant's annual compensation, including bonuses and similar special pay, as more fully defined in the pension plan, over the number of years of service up to a maximum of 25 years.

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


The following table shows the estimated annual pension benefits payable upon retirement to a participant of the pension plan for various salary levels and years of service.

    Average Annual                      Years of Service
    --------------                      ----------------
     Compensation          10           15            20            25
     ------------          --           --            --            --

       100,000           11,000       24,750        44,000        55,000
       150,000           16,500       37,125        66,000        82,500
       200,000           18,700       42,075        74,800        93,500
       250,000           18,700       42,075        74,800        93,500

During fiscal year 2001, the maximum amount of annual compensation which may be included for pension plan purposes was $170,000. The figures shown above apply under the pension plan as of December 31, 2001. The benefit amounts listed are not subject to any deduction for Social Security or other offset amounts. As a result of limitations imposed under the Federal income tax law, the maximum annual benefit payable under the pension plan for the fiscal year ending December 31, 2001 is $140,000, although the amount will be actuarially adjusted in accordance with Federal income tax regulations if payments commence prior to or following the date that unreduced Social Security benefits become payable. As of December 31, 2001, Messrs. Cresci and Livingston each had nineteen years of credited service under the pension plan and Mr. Linehan had six years of credited service under the pension plan.

Compensation of Directors

Each director of EPC who is not an officer or employee of EPC receives $2,000, plus expenses, for each scheduled meeting of the Board of Directors or non-coincident meeting of a board committee which he or she attends. Additionally, each non-employee director may receive option grants under our 1993 Director Option Plan: 40,000 options on the first anniversary of service and 10,000 options on subsequent anniversaries. The 1993 Director Option Plan will expire on July 13, 2003. Under the 2002 Director Option Plan, which is being voted upon as Proposal Two at the Meeting and is described below, each non-employee director first elected on or after the date of the Meeting will receive 50,000 options on the date of such first election or appointment. In addition, each non-employee director would receive a grant of 50,000 options on each anniversary date of such director's election or appointment.

During 2001, Messrs. Blampied and Weisberg each received option grants under our 1993 Director Option Plan to purchase 10,000 shares which are exercisable at per share prices of $0.57 and $0.83, respectively, based on the market prices of the Common Stock on their anniversary dates of becoming directors. Mr. Matthews will receive options based upon his respective anniversary date. Mr. Koehler, under the policies of the law firm in which he is a partner, which law firm periodically provides services to EPC, is prohibited from owning shares in EPC.

Mr. Weisberg received a total of 450,000 options under special grants in recognition of extraordinary efforts on financing matters, as follows: In May 2001, Mr. Weisberg was granted options to purchase 100,000 shares at $0.43 per share. In September 2001, Mr. Weisberg was granted options to purchase 350,000 shares at $0.72 per share.

Compensation Committee Interlocks and Insider Participation

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


The Compensation Committee is comprised of Peter J. Blampied, Edward B. Koehler and Robert I. Weisberg. No member of the Compensation Committee is now an officer or an employee of EPC or any of its subsidiaries or has been at any time an officer or employee of EPC or any of its subsidiaries.

Mr. Koehler is a partner with Hunton & Williams, Hong Kong, a law firm which periodically provides services to EPC.


                      REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors determines the Company's executive compensation policy and sets compensation for the Chief Executive Officer (the "CEO") and Chief Operating Officer (the "COO").

The Compensation Committee's policy is to offer the CEO and COO competitive compensation packages that will permit the Company to attract and retain individuals with superior abilities and to motivate and reward such individuals on the basis of the Company's performance in an appropriate fashion in the long-term interests of the Company and its shareholders. Currently, executive compensation is comprised of salary and cash bonuses which may be awarded from time to time. In previous years, the Company offered its executive officers long-term incentive opportunities in the form of stock options under the Company's now expired 1990 Stock Plan and restricted stock awards. The Board of Directors determined that it was in the best interest of the Company to establish another stock plan, which will offer other long-term incentive opportunities for executive officers and other employees. In November 2001, the Company's stockholders approved the 2001 Stock Incentive Plan.

The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the CEO and COO. The Compensation Committee does not utilize any specific quantitative formula or targets in making compensation decisions. While the Compensation Committee considers corporate performance measures such as net income, earnings per share, return on assets and return on equity, the Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major projects and demonstrated leadership ability. Base salaries for the CEO and COO are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. Salaries are generally reviewed periodically and adjusted as warranted to reflect individual officer performance. The Compensation Committee focuses primarily on total annual compensation, including incentive awards and benefits derived from other fringe benefits such as the Pension Plan, rather than base salary alone, as the appropriate measure of executive officer performance and contribution. Compensation decisions regarding executive officers other than the CEO and COO are made by the CEO and COO.

As discussed in the section "Compensation of Executive Officers", the Company established in December 1998 a Pension Plan to provide retirement benefits to all of its eligible employees including the CEO and COO. The Company funded its 1998 contribution to the Pension Plan of $255,062 during 1999, which contribution benefited the CEO and COO in the amounts of $132,416 and $109,431, respectively. In December 1998, in anticipation of receiving this benefit from the Pension Plan, the CEO and COO each elected to repay to the Company a portion of their 1998 compensation in an amount equal to the benefit they would receive from the 1998 contribution to the Pension Plan. As a result, the 1998 annual compensations

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


of the CEO and COO were reduced from $200,000 and $200,000, respectively, to $67,584 and $90,569, respectively. The Company is currently reviewing the Pension Plan and may consider revision to the pension program in 2002.

During 1999, the responsibilities of the CEO and COO became less complex after the settlement of the Milesburg litigation, therefore the Compensation Committee set a lower base salary for the CEO and COO and established a policy of rewarding these executive officers with cash bonuses which were tied to successful achievements, improvements in results and the fulfillment of corporate goals. In March 1999, to further these objectives, the Compensation Committee ratified the establishment of the Pension Plan, reduced the annual base salaries for the CEO and COO from $200,000 to $150,000, and considered various bonus incentives for these executive officers. The Compensation Committee considered the lower base salaries, when combined with the estimated benefits that the CEO and COO would receive from the Pension Plan and bonus incentives, to be an appropriate compensation package for the CEO and COO at that time.

In April 2000, the Compensation Committee awarded the CEO and COO each a bonus of $100,000. In deciding to award this bonus, the Compensation Committee considered factors including the very successful results achieved by the CEO and COO in the settlement of the long-standing litigation with Pennsylvania Electric Company.

In December 2000, the Compensation Committee awarded the CEO and COO each a bonus of $250,000 to acknowledge the significant progress made toward the settlement of the Sunnyside litigation as well as the increase in their duties to formulate and assess restructuring options, consider sale and merger proposals, and evaluate prospects for business expansion. However, due to concerns about the Company's ongoing cash requirements, the Compensation Committee requested that the CEO and COO use substantially all of the proceeds from these cash bonuses to repay their outstanding loans due to the Company. The Compensation Committee agreed, however, to allow the CEO and COO to borrow back sufficient funds to pay their individual tax obligations resulting from these bonuses subject to the Company's receipt of a settlement payment from the Sunnyside litigation. The Compensation Committee felt this arrangement properly compensated the CEO and COO for their present achievements, duties and responsibilities while also preserving the Company's cash resources for ongoing business activities.

April 2001, the Company received $1,500,000 pursuant to a settlement of the Sunnyside litigation and the CEO and COO each borrowed back $100,000 from the Company. On June 15, 2001 in order to reflect the increase in their workload and responsibility due the imminent acquisition of Microgy, the salaries of the CEO and COO were increased to their present level of $400,000. There were no cash bonuses paid to these executives in 2001.

In 1993, Congress enacted Section 162(m) of the Internal Revenue Code, which prevents publicly held corporations from deducting compensation in excess of $1 million paid to CEO's and the four highest compensated officers unless the compensation is performance-based. The Company's compensation program currently is not of a level such that this limit would apply.

Respectfully submitted by the Compensation Committee:

     Peter J. Blampied          Edward B. Koehler          Robert I. Weisberg

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


                             STOCK PERFORMANCE GRAPH

The following graph compares the Company's cumulative stockholder return on its Common Stock with the return on the NASDAQ Market Index and with the SIC Code 4911 (Electric Services) Index for the five year period ended December 31, 2001.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG ENVIRONMENTAL POWER CORP.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                              1996     1997     1998     1999     2000     2001
ENVIRONMENTAL POWER CORP    100.00   282.40   166.14   140.08   119.35   132.76
SIC CODE INDEX              100.00   123.38   140.37   117.99   148.71   125.32
NASDAQ MARKET INDEX         100.00   122.32   172.52   304.29   191.25   152.46

                      ASSUMES $100 INVESTED ON JAN. 1, 1997
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2001

Other Transactions

During 1993 and 1995, Messrs. Cresci and Livingston exercised options to purchase shares of the Company's Common Stock. As payment for the exercise price of these stock options, EPC accepted promissory notes payable upon our demand from Messrs. Cresci and Livingston aggregating $332,875 and $428,281, respectively. In 2000, EPC asked that a portion of these notes be repaid using the proceeds from bonuses due to concerns about ongoing cash requirements. In April 2001, the Company received $1,500,000 pursuant to a settlement of the Sunnyside litigation and Messrs. Cresci and Livingston were allowed to each borrow $100,000 from EPC. As of December 31, 2001, Messrs. Cresci and Livingston had aggregate balances due to EPC of $186,875 and $410,498, respectively under these notes and loans. Interest on these notes and loans, which is payable monthly at the Applicable Federal Rate, amounted to $21,312 in the aggregate during 2001 and has been fully collected from Messrs. Cresci and Livingston.

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


In September 1997, Mr. Weisberg exercised options to purchase 80,000 shares of the Company's Common Stock. As payment for the exercise price of these stock options, we accepted a promissory note which is payable upon our demand from Mr. Weisberg in the amount of $48,575. Interest on this note, which is payable quarterly at the Applicable Federal Rate, amounted to $1,969 in 2001 and has been fully collected from Mr. Weisberg.

On September 14, 2001, after an extensive search for financing, the Company borrowed $750,000 from Alco Financial Services, LLC. Robert Weisberg, a director of EPC, is President, a Director and a member of Alco. The loan is evidenced by a one-year promissory note which bears interest at the prime rate plus 3.5%. The Company also pays an administrative fee of 0.6% per month and paid a commitment fee of $7,500 to secure the loan. The loan is secured by all of the Company's assets (other than the stock of the Company's subsidiary, Buzzard Power Corporation). In connection with the loan, the Company granted Alco five year warrants to purchase 50,000 shares of Common Stock at $0.60 per share. In April 2002, the principal repayment terms of the loan were modified so that all principal is now due by April 1, 2003.

In 2001, Mr. Kast advanced $177,000 to Microgy on a short-term basis prior to its becoming a subsidiary of EPC. In September 2001, the loan was repaid, at a discount, for $150,000 by EPC.

On November 14, 2001 EPC entered into a consulting agreement with SJH & Company Inc. ("SJH"). August Schumacher, Jr., a nominee for the Board of Directors, is a managing director of SJH. SJH provides EPC consulting services on an hourly basis regarding the agricultural and agribusinesses. EPC paid SJH fees of $30,000 and $118,367 in 2001 and year to date 2002, respectively.

On May 2, 2002, Benjamin Brant, a director of EPC and a former officer of our Microgy subsidiary, granted to EPC a transferable one-year option to purchase 1,802,486 shares of his Common Stock at $0.35 per share. EPC is required to exercise the option to purchase at least 342,857 of such shares by specified times. To the extent any portion of the option expires unexercised, Mr. Brant would grant EPC a transferable right of first refusal for the underlying shares for a 12 month period beginning upon expiration of the option. Mr. Brant also agreed to deliver an additional 197,514 shares of his Common Stock to EPC in satisfaction of an obligation in the amount of $69,129 to Microgy by a company of which Mr. Brant is a principal. Mr. Brant had previously guaranteed this obligation to Microgy under a June 2001 agreement. Mr. Brant also agreed to a 24 month standstill whereby an additional 753,066 shares of his Common Stock would not be sold into the public markets.

On May 3, 2002, EPC exercised the option to purchase 120,000 shares of Mr. Brant's Common Stock by a cash payment of $42,000. On May 3, 2002, Mr. Brant also delivered 197,514 shares of his Common Stock to EPC in full satisfaction of the obligation to Microgy described in the previous paragraph. On May 17, 2002, EPC exercised the option to purchase 20,260 shares of Mr. Brant's Common Stock by a cash payment of $7,091. The shares acquired by the Company from Mr. Brant are being held as treasury shares, reducing the outstanding Common Stock.

Edward B. Koehler is a partner with Hunton & Williams, Hong Kong, a law firm which periodically provides services to EPC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all such forms they file.

The Company believes, based solely on its review of the copies of forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, that its officers, directors and greater than ten-percent beneficial owners complied with all filing requirements applicable to them for 2001.

                          REPORT OF THE AUDIT COMMITTEE

Audit Committee Responsibilities

The Audit Committee, which met twice during 2001, operates under a written charter adopted by the Board of Directors in April 2001. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing an independent accountants' report on such financial statements. The Audit Committee reviews with management the Company's consolidated financial statements; reviews with the independent accountants their independent accountants' report; and reviews the activities of the independent accountants. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the appointment of the Company's independent accountants each year. The Audit Committee also considers the adequacy of the Company's internal controls and accounting policies. Mr. Blampied is the chairman of the Audit Committee and Messrs. Weisberg and Koehler are members. The chairman and members of the Audit Committee are all independent directors of the Company within the meaning of Rule 4200(a)(15) of the NASD listing standards. The Company incurred the following fees for services performed by Deloitte & Touche LLP pertaining to the fiscal year ended December 31, 2001.

Audit Fees

Deloitte & Touche LLP billed aggregate fees of $118,750 for the annual audit and three quarterly reviews pertaining to the fiscal year ended December 31, 2001 ("Audit Services").

Financial Information System Design and Implementation Fees

Deloitte & Touche LLP did not perform any services related to financial information systems design and implementation during the fiscal year ended December 31, 2001.

All Other Fees

Deloitte & Touche LLP billed aggregate fees of $4,682 for all other services rendered during the fiscal year ended December 31, 2001.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management of the Company. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. In addition, the Audit Committee has received the written disclosures

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801

and letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountants matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to Audit Services performed by Deloitte & Touche LLP were compatible with maintaining their independence in performing their Audit Services. Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001 for filing with the Securities and Exchange Commission. The Audit Committee and Board of Directors have also recommended, subject to stockholder approval, the selection of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2002.

Respectfully submitted by the Audit Committee:

     Peter J. Blampied         Edward B. Koehler       Robert I. Weisberg

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


            PROPOSAL TWO - APPROVAL OF THE 2002 DIRECTOR OPTION PLAN

     On June 17 , 2002, pursuant to authority granted on May 22, 2002 by the Board of Directors, a Special Committee of the Board of Directors (consisting of Messrs. Weisberg, Kast, Matthews and Cresci) approved the 2002 Director Option Plan (the " Director Plan"). Effectiveness of the Director Plan is subject to approval of the stockholders and the full Board of Directors. Under the Director Plan, eligible Directors of the Company first elected on or after the date of the 2002 Annual Meeting will automatically receive non-qualified options to purchase 50,000 shares of Common Stock as of the close of business on the date of their election. Each eligible Director will, regardless of when first elected, automatically receive an option to purchase 50,000 shares upon each anniversary of service as an eligible Director, which anniversary occurs after the date of the 2002 Annual Meeting.

     Options granted under the Company's 1993 Director Option Plan within twelve months prior to a grant under the Director Plan will reduce the size of the grant under the Director Plan. The 1993 Director Option Plan will expire on July 13, 2003.

     Assuming election of the nominees at the Meeting and effectiveness of the Director Plan, Messrs. Brubaker, Knight and Schumacher, as non-employee Directors elected for the first time at the Meeting, would each receive options to purchase 50,000 shares. Messrs. Blampied, Brubaker, Knight, Matthews, Schumacher and Weisberg, as non-employee directors, would thereafter receive options to purchase 50,000 shares of Common Stock on each anniversary of their first election to the Board.

     The purpose of the Director Plan is to encourage ownership in the Company by non-employee directors whose services are considered essential to the Company's future progress and efforts to capitalize on new opportunities. While Directors are eligible for grants under the Company's 2001 Stock Incentive Plan, the Special Committee believes that the Director Plan, which provides for formula grants, will benefit the Company and its stockholders by encouraging non-employee Directors to serve on the Board and providing them incentives and, thus, recommends approval of the Director Plan. The following is a summary of the principal terms of the Director Plan.

     Administration, Eligibility and Number of Shares. The Board of Directors will supervise and administer the Director Plan. Directors of the Company who are not employees of the Company or any subsidiary of the Company will be eligible to participate in the Director Plan. A total of 2,000,000 shares of the Company's Common Stock may be issued under the Director Plan.

     Terms of Options. All options granted under the Director Plan are immediately exercisable. The exercise price for each option is at the fair market value per share of the Company's common stock on the date the Director becomes eligible for the option. Options granted under the Director Plan may provide for the payment of the exercise price in cash, by check (bank check, certified check or personal check), by money order, or with the approval of the Company in its sole and absolute discretion (and upon such terms and conditions as the Company may require) (i) by delivering to the Company for cancellation Common Stock with a fair market value as of the date of exercise equal to the option price or the portion thereof being paid by tendering such shares, (ii) by delivering to the Company the full option price in a combination of cash and the holder's full recourse liability promissory note with a principal amount not to exceed 80% of the option price and a term not to exceed five years or (iii) by delivering to the Company with an aggregate fair market value and a principal amount equal to the option price. Each option granted is not transferable except by the laws of descent and distribution or pursuant to a qualified domestic

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


relations order (as defined in the Internal Revenue Code). If the optionee becomes disabled or dies while serving as a Director, his or her representative may exercise the option in full during the year following his or her disability or death. Otherwise, no option may be exercised more than ten years after the date of grant or 90 days after the Director ceases to be a Director of the Company.

     Federal Income Tax Consequences. Options granted under the Director Plan are non-qualified stock options. No taxable income is recognized by the Optionee upon the grant of a non-statutory stock option. Generally, the optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the purchase shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

     Amendment of the Plan. The Board of Directors may suspend or discontinue the Director Plan or amend it in any respect; provided, however, that without approval of the stockholders of the Company, the Board may not (i) change the number of shares subject to the Director Plan (ii) change the designation of the class of Directors eligible to receive options, or (iii) materially increase the benefits accruing to participants under the Director Plan. Notwithstanding the foregoing, the provisions of the Director Plan may not be amended more than once every six months.

     Securities Authorized for Issuance Under Equity Compensation Plans.

     The following table sets forth information, as of December 31, 2001, with respect to compensation plans (including individual compensation arrangements) under which equity securities of the company are authorized for issuance: the number of securities to be issued upon the exercise if outstanding options, warrants and rights; the weighted-average exercise price of such options, warrants and rights; and, other than the securities to be issued upon the exercise of such options, warrants and rights, the number of securities remaining available for the future issuance under the plan.

-------------------------------------------------------------------------------------------------------
                                   (a)                    (b)                         (c)
-------------------------------------------------------------------------------------------------------
      Plan category             Number of                    Weighted-             Number of
                          securities to be issued   average exercise price    securities remaining
                          upon exercise of          of outstanding            available for future
                          outstanding options,      options, warrants and     issuance under equity
                          warrants and rights       rights                    compensation (excluding
                                                                              securities reflected in
                                                                              the column (a)
-------------------------------------------------------------------------------------------------------
      Equity                     221,329                        $2.29                     3,198,671
compensation plans
approved by security
holders
-------------------------------------------------------------------------------------------------------

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


--------------------------------------------------------------------------------
      Equity                450,000             $0.66
compensation plans
not approved by
security holders

--------------------------------------------------------------------------------
      Total                 671,329             $1.19             3,198,671
--------------------------------------------------------------------------------

     In addition to the options and warrants in the table above, non compensatory options to purchase 50,000 shares of common stock at an exercise price of $0.60 per share were issued to Alco Financial Services on September 14, 2001 in conjunction with Alco providing a working capital loan facility to the Company, in the amount of $750,000. As of December 31, 2001 the balance borrowed under this facility was $750,000. Furthermore non compensatory warrants to purchase an aggregate amount of 821,170 shares of common stock (including warrants to purchase 389,872 shares to Daniel Eastman, an officer of Microgy) were issued to warrant holders of Microgy in 2001 in exchange for their Microgy warrants in connection with the Company's acquisition of Microgy.

     Recommendation. The Special Committee of the Board of Directors believes that approval of the Director Plan is in the best interests of the Company and its stockholders and recommends a vote FOR this proposal.

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


             PROPOSAL THREE ~ RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2002. The Board of Directors recommends a vote FOR the ratification of this selection.

It is expected that a member of the firm of Deloitte & Touche LLP, the independent certified public accountants who audited the Company's financial statements included in the 2001 Annual Report, will be available either by telephone or present at the Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2003 Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices (i) not later than February 25, 2003 or (ii) in the event the date of the 2003 Annual Meeting changes by more than 30 days from the Meeting, a reasonable time before the Company mails its proxy materials for the 2003 Annual Meeting. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the Securities and Exchange Commission for stockholder proposals. If the Company does not receive notice of any matter that is to come before the stockholders at the 2003 Annual Meeting of Stockholders on or before (i) May 12, 2003, which corresponds to forty-five days before the date on which the Company first mailed this proxy statement, or (ii) in the event the date of the 2003 Annual Meeting changes by more than 30 days from the Meeting, a reasonable time before the Company mail its proxy materials for the 2003 Annual Meeting, the proxy for the 2003 Annual Meeting of Stockholders may, pursuant to Rule 14a-4(c) of the Proxy Rules under the Securities Exchange Act of 1934, confer discretionary authority to vote on the matters presented.

                                 OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                            EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Company personally, by telephone, or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket expenses.

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


                           ANNUAL REPORT ON FORM 10-K

You may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission without charge by writing to: Investor Relations, Environmental Power Corporation, One Cate Street, Portsmouth, New Hampshire 03801. The Company's Annual Report on Form 10-K, as well as additional public filings, press releases and information about the Company, are also available on the internet from the Company's web site which is located at www.environmentalpower.com.

Portsmouth, New Hampshire                     By order of the Board of Directors

June 25, 2002                                 Joseph E Cresci

                                              Secretary

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


                                    EXHIBIT A

                         ENVIRONMENTAL POWER CORPORATION

                            2002 DIRECTOR OPTION PLAN

     1.   PURPOSE

          The purpose of this 2002 Director Option Plan (the "Plan") of Environmental Power Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2.   ADMINISTRATION

          The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and non-discretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of the any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

     3.   DIRECTORS ELIGIBLE FOR PARTICIPATION

          Each director of the Company (serving as such on or after the close of business on the Effective Date of this Plan) who is not an employee of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

     4.   STOCK SUBJECT TO THE PLAN

          (a) The maximum numbers of shares which may be issued under the Plan shall be two million (2,000,000) shares of the Company's Common Stock, $.01 par value per share ("Common Stock").

          (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

          (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal revenue Code of 1986, as amended to date and as may be amended from time to time (the "Code").

     5.   TERMS, CONDITIONS AND FORM OF OPTIONS

          Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a) Option Grants and Dates. Upon effectiveness of the Plan, options to purchase 50,000 shares shall be granted automatically to any eligible director (as defined in Section 3) on the close of business on the date of his or her initial election or appointment to the Board of Directors if such initial

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


election or appointment occurs on or after the date of the 2002 Annual Meeting. Furthermore, options to purchase 50,000 shares shall be granted automatically to each eligible director (regardless of whether such eligible director was first elected or appointed before, on or after the date of the 2002 Annual Meeting), upon each anniversary date of his or her initial election or appointment, which anniversary date occurs on or after the date of the 2002 Annual Meeting; provided that such eligible director's service is scheduled to continue beyond such anniversary date.

          (b) Reduction of Shares Subject to Option; Exercisability. Notwithstanding Section 5(a) above, any options which have been granted to an eligible director under the Company's 1993 Director Option Plan within twelve months prior to any grant under this Plan shall be deducted from the option grant due such director under the Plan. All options granted under the Plan will be immediately exerciseable.

          (c) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) if the Shares are then listed on a national securities exchange or reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") OTC Bulletin Board, or other system reporting a close price, the closing price of a Share on the date of grant (or, if no such price is reported on such date, such price as reported on the nearest preceding day) (ii) if the shares are then not so listed or reported but traded in the over-the-counter market, the average closing bid and asked prices per share on such date; or (iii) the fair market value of the stock on the date of grant, as determined by the Board of Directors, if the shares are not publicly traded.

          (d) Option Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in section 414(p) of the Code), and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (e) Exercise Period. Except as otherwise provided in the Plan, each option may be exercised fully on the date of grant of such option, provided, that subject to the provisions of Section 5(f), no option may be exercised more than 90 days after the optionee ceases to serve as a director of the Company. No option shall be exercisable after the expiration of ten (10) years from the date of grant or prior to approval of the Plan by the stockholders of the Company.

          (f) Exercise Period Upon Disability or Death. Notwithstanding the provisions of Sections 5(e), any option granted under the Plan:

               (i) may be exercised in full by an optionee who becomes disabled (within the meaning of Section 22(e) (3) of the Code or any successor provision thereto) while serving as a Director of the Company; or

               (ii) may be exercised

                    (x) in full upon the death of an optionee while serving as a director of the Company, or

                    (y) to the extent then exercisable upon the death of an optionee within 90 days of ceasing to serve as a director of the Company,

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


          by the person to whom it is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 5(i);

          in each such case within the period of one year after the date the optionee ceases to be such a director; provided, that no option shall be exercisable after the expiration of ten (10) years from the date of grant.

     (g) Exercise Procedure. Option may be exercised only by written notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

     (h) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price in cash, by check (bank check, certified check or personal check), by money order, or with the approval of the Company in its sole and absolute discretion (and upon such terms and conditions as the Company may require) (i) by delivering to the Company for cancellation Common Stock of the Company with a fair market value as of the date of exercise equal to the option price or the portion thereof being paid by tendering such shares,
(ii) by delivering to the Company the full option price in a combination of cash and Holder's full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the option price and a term not to exceed five
(5) years, which promissory note shall provide for interest on the unpaid balance thereof which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto or (iii) by delivering to the Company a combination of cash, the holder's promissory note and Common Stock of the Company with an aggregate fair market value and a principal amount equal to the option price. The fair market value of any shares or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

     (i) Exercise by Representative Following Death of Director. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of his death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

     6.   ASSIGNMENTS

          The rights and benefits under the Plan may not be assigned except for the designation of a beneficiary as provided in Section 5.

     7.   TAKE TIME FOR GRANTING OPTIONS

          All options for shares subject to the Plan shall be granted, if at all, not later than December 31, 2007.

     8.   LIMITATION OF RIGHTS

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


          (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

          (b) No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options under the date of the issuance to him of a stock certificate therefore, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

     9.   CHANGES IN CAPITAL STOCK

          (a) If (x) the outstanding shares are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (y) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares or other securities, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company reorganization, recapitalization, reclassification, stock dividend, stock split, reserve stock split or other similar transaction with respect to such shares or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, and (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 9 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 or any successor rule promulgated pursuant to Section 16 of the Securities Exchange Act of 1934.

          (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, take one or more of the following actions: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, or (iii) if, under the terms of a merger transactions, holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options.

     10.  AMENDMENT OF THE PLAN

          The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan or the number of shares issuable to any director of the Company under the Plan (except as provided in Section 9), change the

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

     11.  WITHHOLDING

          The Company shall have the right to deduct from payments of any kind otherwise due to the optionee, any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan.

     12.  EFFECTIVE DATE AND DURATION OF THE PLAN

          (a) Effective Date. The Plan shall become effective when approved by the Board of Directors and the Company's shareholders. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee.

          (b) Termination. Unless sooner terminated in accordance with Section 9, the Plan shall terminate upon the earlier of (i) the close of business on December 31, 2007, or (ii) the date on which all shares available for issuance under the plan shall have been issued pursuant to the exercise or cancellation or options granted the Plan. If the date of termination is determined under (i) above, the options outstanding on such date shall thereafter continue to have full force and effect in accordance with the provisions of the instruments evidencing such options.

     13.  NOTICE

          Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

     14.  GOVERNMENTAL REGULATION

          The Company's obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of or requirements of any governmental authority applicable in connection with the authorization, issuance or sale of such shares.

     15.  COMPLIANCE WITH RULE 16B-3

          Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b or its successor promulgated pursuant to Section 16 of the Securities Exchange Act of 1934. To the extent any provision of the plan or action by the Board of Directors in administering the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

                        ENVIRONMENTAL POWER CORPORATION
                                One Cate Street
                        Portsmouth, New Hampshire 03801


     16.  GOVERNING LAW

          The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

                         ENVIRONMENTAL POWER CORPORATION
                                 One Cate Street
                         Portsmouth, New Hampshire 03801


     The undersigned hereby appoints Joseph E. Cresci and R. Jeffrey Macartney, and each of them, proxies, with full power of substitution, to vote all shares of stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Environmental Power Corporation, a Delaware corporation (the "Company"), to be held on July 25, 2002, at 10:00 a.m. at the Le Meridien Hotel, 250 Franklin Street, Boston, Massachusetts, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE PROPOSALS IN ITEM 2 AND ITEM 3 AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 4.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON RESERVE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

_____________________________________       ____________________________________

_____________________________________       ____________________________________

_____________________________________       ____________________________________

                         (continued on the reverse side)
--------------------------------------------------------------------------------

[X]  Please mark your
     votes as in this
     example.

                           FOR ALL
                          NOMINEES            WITHHOLD
                         (except as           AUTHORITY
                        marked to the        to vote for
                       contrary below)      all nominees      Nominees:
                                                                                                   FOR      AGAINST    ABSTAIN
1.  To elect a Board                                          Joseph E. Cresci             2.  To approve
    of Directors to                                           Donald A. Livingston         a proposal to adopt the Environmental
    serve the ensuing                                         Peter J. Blampied            Power Corporation 2002 Director Stock
    year and until                                            Robert I. Weisberg           Option Plan.
    their respective                                          Thomas M. Matthews
    successors have                                           Herman Brubaker
    been duly elected.                                        Jessie J. Knight, Jr.
                                                              August Schumacher, Jr.

NOTE: To withhold authority to vote for any individual nominee(s),
mark the "FOR ALL" box and strike a line through the name(s)                               3. To consider
of the nominee(s) you wish to withhold.  Your shares will be voted
for the remaining nominee(s).                                                              and act upon a proposal to ratify the
                                                                                           selection of the firm of Deloitte &
                                                                                           Touche LLP as auditors for the Company
                                                                                           for the fiscal year ending December 31,
                                                                                           2002.

                                                                                           4. To transact

                                                                                           such other business which may properly
                                                                                           come before the meeting or any
                                                                                           adjournments thereof.

                                                                                           Please sign, date and return the enclosed
                                                                                           proxy in the enclosed envelope at your
                                                                                           earliest convenience. If you return your
                                                                                           proxy, you may nevertheless attend the
                                                                                           meeting and vote your shares in person.

                                                                                           IT IS IMPORTANT THAT YOUR SHARES BE
                                                                                           REPRESENTED AT THE MEETING, WHETHER OR
                                                                                           NOT YOU PLAN TO ATTEND THE MEETING,
                                                                                           PLEASE SIGN, DATE AND MAIL THE ENCLOSED
                                                                                           PROXY IN THE ENCLOSED ENVELOPE, WHICH
                                                                                           REQUIRES NO POSTAGE IN THE UNITED STATES

Stockholder sign here _____________________________ Co-owner sign here ________________________________ Date _____________
NOTE: Please be sure to sign and date this Proxy.

                                        2